BellSouth EPS Grows 16.7% in Fourth Quarter
Data and digital services revenues surge to $1.9 billion in
                            1998;
         EPS up 16.3% for year before special items

ATLANTA  -  BellSouth Corporation (NYSE: BLS) reported a
16.7 percent increase in diluted earnings per share (EPS) for the fourth quarter of 1998, excluding one-time gains.
For the full year, EPS improved 16.3 percent, excluding special items, and BellSouth stock provided a total return to investors of 80.9 percent.

Fourth quarter EPS was a record 42 cents in 1998, excluding gains totaling 9 cents from the previously reported sale of cellular operations in New Zealand ($110 million after tax, or 6 cents per share) and income from a loan settlement ($62 million, 3 cents). Normalized EPS in the fourth quarter of 1997 was 36 cents. (All per share amounts reflect BellSouth's 2-for-1 stock split in December 1998.)

"The investments we're making and the way we're executing our growth strategies continue to pay off," said Duane
Ackerman, chairman and chief executive officer. "In 1998, we invested a record $7 billion in our businesses, and we continue to generate powerful revenue growth from sources such as data, wireless, Internet, enhanced calling features and digital television."

BellSouth's data and digital services revenues increased to $528 million in the fourth quarter of 1998, a 33 percent increase compared to $398 million in the same three months a year earlier. For business and industrial customers, BellSouth provides high-speed connection services, network management solutions and Internet applications. In the consumer market, the company's BellSouth.net(SM) Internet service is one of the fastest growing in the country. For 1998 as a whole, data and digital services revenues surged 41 percent to $1.9 billion.

Unit volume growth was strong. Access line equivalents, which include data and digital services products as well as traditional switched lines, grew at an annual rate of 14.7 percent.

BellSouth installed 128,000 access lines for residential customers during the final three months of 1998, including a fourth quarter record 95,000 additional lines. Nearly one out of every six BellSouth residential customers has an additional line that is used for Internet access, fax machines, work-at-home needs and an extra voice line.

BellSouth's performance continued to benefit from growth in convenience features such as Caller ID Deluxe, Call Return and MemoryCall(r) service voice messaging. Including monthly subscriptions and Per Use activations, revenues from these and other convenience products were $423 million in the fourth quarter of 1998. This was up 20 percent from the same three months of 1997. Caller ID Deluxe grew 32 percent and now is used by 5.9 million customers. Call Waiting Deluxe grew 156 percent, to more than 2.3 million in service. MemoryCall mailboxes exceeded 2.5 million for the first time, growing 14 percent.

BellSouth added 752,000 U.S. wireless customers in 1998
(based on the company's ownership percentages), including
255,000 during a successful holiday selling season in the fourth quarter. Customer growth for the year was 18.6 percent, adjusted for the fourth quarter restructuring of BellSouth's cellular partnerships in Los Angeles and Houston. Domestic cellular and PCS revenue of $707 million in the fourth quarter of 1998 grew 7.0 percent compared to $661 million in the same quarter of 1997.

International wireless customers also made a significant contribution to BellSouth's growth. Based on the company's ownership percentages, BellSouth's international wireless customer base grew by 1.6 million, or 88.5 percent, compared to the fourth quarter of 1997, adjusted for the New Zealand sale. International wireless revenues climbed 71 percent in the fourth quarter on a proportionate basis, to $661 million in 1998 from $386 million in 1997. Worldwide, BellSouth now serves more than 8.2 million wireless customers.

BellSouth's fourth quarter revenues were a record $6.2 billion in 1998, compared to $5.6 billion a year earlier.
Net income was $831 million before one-time gains, which totaled $172 million. This was an increase of 16.2 percent compared to the fourth quarter of 1997, when net income was $715 million before special items totaling $14 million.

For the year, BellSouth posted record revenues of $23.1 billion in 1998, an increase of 12.5 percent compared to 1997. Excluding special items in both years, EPS in 1998 was $1.64, compared to $1.41 in 1997. Including the special items, reported EPS was $1.78 in 1998, compared to $1.64 in the previous year. Net income excluding special items was $3.3 billion in 1998, compared to $2.8 billion in 1997. Reported net income in 1998 was $3.5 billion versus $3.3 billion in 1997.

BellSouth is a $23 billion communications services company.
It provides telecommunications, wireless communications, cable and digital TV, directory advertising and publishing, and Internet and data services to nearly 34 million customers in 19 countries worldwide.


NOTE: For more information about BellSouth Corporation, visit the BellSouth Web page at http://www.bellsouth.com/


    PRELIMINARY
    January 25, 1999
                         BELLSOUTH CORPORATION
                   CONSOLIDATED STATEMENTS OF INCOME
                (In Millions, Except Per Share Amounts)
                              (Unaudited)

                                 For the Three      For the Twelve
                                 Months Ended        Months Ended
                                 December 31,        December 31,
                                1998      1997      1998      1997
    Operating Revenues:
    Network and related
     services:
      Local service           $ 2,412   $ 2,184   $ 9,399   $ 8,499
      Interstate access           972       912     3,821     3,673
      Intrastate access           202       209       811       810
      Toll                        181       185       713       734
    Wireless communications     1,269     1,046     4,792     3,555
    Directory advertising
     and publishing               703       707     1,989     1,934
    Other services                429       357     1,598     1,356
    Total Operating Revenues    6,168     5,600    23,123    20,561

    Operating Expenses:
     Cost of services and
      products                  1,825     1,730     7,080     6,254
     Depreciation and
      amortization              1,129     1,025     4,357     3,964
     Selling, general and
      administrative            1,661     1,392     5,782     4,967
    Total Operating Expenses    4,615     4,147    17,219    15,185

    Operating Income            1,553     1,453     5,904     5,376

    Interest Expense              226       196       837       761
    Gain on Sale of
     Operations                   180        --       335       787
    Other Income
     (Expense), net               130       (27)      349        19

    Income Before Income
     Taxes and Extraordinary
     Loss                       1,637     1,230     5,751     5,421
    Provision for Income
     Taxes                        634       492     2,224     2,151

    Income Before
     Extraordinary Loss         1,003       738     3,527     3,270
    Extraordinary Loss on
     Early Extinguishment of
     Debt, net of tax              --        (9)       --        (9)

    Net Income                $ 1,003   $   729   $ 3,527   $ 3,261


PRELIMINARY
January 25, 1999


                         BELLSOUTH CORPORATION
                   CONSOLIDATED STATEMENTS OF INCOME
                (In Millions, Except Per Share Amounts)
                              (Unaudited)

                                 For the Three      For the Twelve
                                 Months Ended        Months Ended
                                 December 31,        December 31,
                                1998      1997      1998      1997


    Weighted-Average Common
     Shares Outstanding:
      Basic                     1,954     1,983     1,970     1,984
      Diluted                   1,972     1,991     1,984     1,989
    Dividends Declared Per
     Common Share             $   .19   $   .18   $   .73   $   .72

    Earnings Per Share:
     Basic                    $   .51   $   .37   $  1.79   $  1.64(a)
     Diluted                  $   .51   $   .37   $  1.78   $  1.64


(a) Basic earnings per share before extraordinary loss on early extinguishment of debt was $.37 and $1.65 for the three and twelve months ended December 31, 1997. Diluted earnings per share was not affected by the extraordinary loss.

PRELIMINARY
January 25, 1999

                         BELLSOUTH CORPORATION
                           EARNINGS SUMMARY
                              (Unaudited)

                                      For the Three    For the Twelve
                                      Months Ended       Months Ended
                                      December 31,      December 31,
                                      1998    1997     1998      1997
Net Income
 Reported Net Income                 $1,003   $  729  $3,527    $3,261
 Gain on Sale of New Zealand(a)       (110)       --    (110)       --
 Gain from Additional Proceeds on
  Sale of ITT World Directories(b)       --       --     (96)       --
 Income from Prime Loan
  Settlement(c)                        (62)      --     (62)       --
 Gain on Sale of Optus
  Communications(d)                      --       --      --      (352)
 Gain on Sale of ITT
  World Directories(d)                   --       --      --      (128)
 Gain on Sale of Bellcore(d)             --      (23)     --       (23)
 South Carolina Regulatory
  Settlement(e)                          --       --      --        47
 Extraordinary Loss on Early
  Extinguishment of Debt(f)              --        9      --         9
 Adjusted Net Income                 $  831   $  715  $3,259    $2,814

Diluted Earnings Per Share
 Reported Earnings Per Share        $  .51   $  .37  $ 1.78    $ 1.64
 Gain on Sale of New Zealand(a)       (.06)      --    (.06)       --
 Gain from Additional Proceeds on
  Sale of ITT World Directories(b)      --       --    (.05)       --
 Income from Prime Loan
  Settlement(c)                       (.03)      --    (.03)       --
 Gain on Sale of Optus
  Communications(d)                     --       --      --      (.18)
 Gain on Sale of ITT World
  Directories(d)                        --       --      --      (.06)
 Gain on Sale of Bellcore(d)            --     (.01)     --      (.01)
 South Carolina Regulatory
  Settlement(e)                         --       --      --       .02
 Adjusted Earnings Per Share        $  .42   $  .36  $ 1.64    $ 1.41

 (a) Represents the after-tax gain on the sale of New Zealand. The pretax gain on the sale was $180.
 (b) Represents the after-tax gain associated with additional proceeds received in first quarter 1998 on the July 1997 sale of ITT World Directories. The pretax gain related to the proceeds was $155.
 (c) Represents contingent interest and prepayment penalties associated with the repayment of the Prime Loan. These proceeds increased pretax income by $102.
 (d)  Represents the after-tax gains on the sales of Optus
      Communications, ITT World Directories and Bellcore, respectively. The pretax gains on the sales were $578, $209 and $38, respectively.
 (e) Represents the after-tax effect of a regulatory settlement in South Carolina which occurred in second quarter 1997.
 (f) Represents losses incurred in connection with the early redemption of certain debt issues in fourth quarter 1997.


PRELIMINARY
January 25, 1999
                         BELLSOUTH CORPORATION
                      CONSOLIDATED BALANCE SHEETS
                (In Millions, Except Per Share Amounts)
                                    December 31,   December 31,
                                        1998           1997
                                     (Unaudited)
    ASSETS
    Current Assets:
     Cash and cash equivalents       $   3,003      $  2,570
     Temporary cash investments            184            17
     Accounts receivable, net of
      allowance for uncollectibles
      of $251 and $246                   4,629         4,750
     Material and supplies                 431           393
     Other current assets                  459           387
       Total Current Assets              8,706         8,117
    Investments and Advances             2,861         2,675
    Property, Plant and Equipment:
     Property, plant and equipment      57,974        53,828
     Accumulated depreciation           34,034        30,967
     Property, plant and
       equipment, net                   23,940        22,861
    Deferred Charges and Other
     Assets                              1,028           702
    Intangible Assets, net               2,875         1,946
    Total Assets                      $ 39,410      $ 36,301

    LIABILITIES AND SHAREHOLDERS' EQUITY
    Current Liabilities:
     Debt maturing within one year   $   3,466      $  3,706
     Accounts payable                    2,179         1,825
     Other current liabilities           3,477         3,252
       Total Current Liabilities         9,122         8,783
    Long-Term Debt                       8,743         7,348
    Deferred Credits and Other
     Liabilities:
     Accumulated deferred income
      taxes                              2,512         2,023
     Unamortized investment tax
      credits                              167           213
     Other liabilities and
      deferred credits                   2,756         2,769
       Total Deferred Credits and
        Other Liabilities                5,435         5,005
    Shareholders' Equity:
     Common stock, $1 par value          2,020         1,010
     Paid-in capital                     6,766         7,714
     Retained earnings                   9,479         7,382
     Accumulated other
      comprehensive income                 (64)           36
     Shares held in trust and
      treasury                          (1,752)         (575)
     Guarantee of ESOP debt               (339)         (402)
       Total Shareholders' Equity       16,110        15,165
    Total Liabilities and
     Shareholders' Equity             $ 39,410      $ 36,301


PRELIMINARY
January 25, 1999

                    BELLSOUTH FINANCIAL HIGHLIGHTS
                             SELECTED DATA
                              (Unaudited)


                                     Three Months   Three Months
                                         Ended          Ended
                                     December 31,   December 31,
                                         1998           1997


    Earnings per share:
     Basic                              $  .51 (a)    $   .37 (b)
     Diluted                            $  .51 (a)    $   .37 (b)

    Return on average common
     equity (annualized)                 25.1% (c)      19.3% (c)

    Return on average total
     capital(annualized)                 16.3% (c)      13.9% (c)

    Weighted-average common shares
     outstanding (millions)
      Basic                              1,954          1,983
      Diluted                            1,972          1,991

    Dividends per share                $   .19        $   .18

    Property additions (millions)      $ 1,383        $ 1,473



                                        At December 31,
                                        1998       1997

    Common shares outstanding           1,950      1,984
     (millions)

    Debt ratio                          43.0%      42.1%

    Total employees                    88,450     81,000



 (a) Includes an after-tax gain of $110 ($.06 per share) from the sale of New Zealand and additional income of $62 ($.03 per share) from the settlement of the Prime Loan.
 (b) Includes an after-tax gain of $23 ($.01 per share) from the sale of Bellcore and an extraordinary loss on early extinguishment of debt of $9.
 (c) After adjusting net income for the impact of the items discussed in notes (a) and (b), Return on average common equity was 20.8% and 19.0% for 1998 and 1997, respectively, and Return on average total capital was 13.9% and 13.7% for 1998 and 1997, respectively.


PRELIMINARY
January 25, 1999

                    BELLSOUTH FINANCIAL HIGHLIGHTS
                             SELECTED DATA
                              (Unaudited)


                                     Twelve Months  Twelve Months
                                         Ended          Ended
                                     December 31,    December 31,
                                         1998            1997


    Earnings per share:
     Basic                              $ 1.79 (a)     $  1.64 (c)
     Diluted                            $ 1.78 (a)     $  1.64 (c)

    Return on average common
     equity                              22.3% (b)       22.8% (d)

    Return on average total
     capital                             15.1% (b)       15.8% (d)

    Weighted-average common shares
     outstanding (millions)
      Basic                              1,970           1,984
      Diluted                            1,984           1,989

    Dividends per share                 $  .73         $   .72

    Property additions (millions)       $5,003         $ 4,737



 (a) Includes, on an after-tax basis, $110 ($.06 per share), $62 ($.03 per share) and $96 ($.05 per share) related to the gain on sale of New Zealand, additional income from settlement of the Prime Loan and additional proceeds from the sale of ITT World Directories, respectively.
 (b) After adjusting net income for the impact of the items discussed in note (a), Return on average common equity was 20.6% and Return on average total capital was 14.1%.
 (c) Includes after-tax gains of $352 ($.18 per share), $128 ($.06 per share) and $23 ($.01 per share) from the sales of Optus Communications, ITT World Directories and Bellcore, respectively. Also includes an extraordinary loss on early extinguishment of debt of $9 and an after-tax charge of $47 ($.02 per share) related to a regulatory settlement in South Carolina.
 (d) After adjusting net income for the impact of the items discussed in note (c), Return on average common equity was 19.7% and Return on average total capital was 14.0%.

PRELIMINARY
January 25, 1999

                  BELLSOUTH TELECOMMUNICATIONS, INC.
                   CONSOLIDATED STATEMENTS OF INCOME
                             (In Millions)
                              (Unaudited)

                                    For the             For the
                                  Three Months       Twelve Months
                                     Ended               Ended
                                  December 31,        December 31,
                                 1998      1997      1998      1997
    Operating Revenues:
     Local service              $ 2,412   $ 2,184   $ 9,399   $ 8,499
     Interstate access              972       912     3,821     3,673
     Intrastate access              202       209       811       810
     Toll                           181       185       713       734
     Other                          504       424     1,878     1,630
    Total Operating Revenues      4,271     3,914    16,622    15,346

    Operating Expenses:
     Cost of services and
      products                    1,338     1,303     5,510     5,119
     Depreciation and
      amortization                  854       850     3,363     3,332
     Selling, general and
      administrative                754       692     2,940     2,707
    Total Operating Expenses      2,946     2,845    11,813    11,158

    Operating Income              1,325     1,069     4,809     4,188

    Interest Expense                142       133       551       534
    Other Income, net                 1        37         3        41

    Income Before Income
     Taxes and Extraordinary
     Loss                         1,184       973     4,261     3,695
    Provision for Income
     Taxes                          427       350     1,551     1,372
    Income Before
     Extraordinary Loss             757       623     2,710     2,323
    Extraordinary Loss on
     Early Extinguishment of
     Debt, net of tax                --        (9)       --        (9)

    Net Income                  $   757   $   614   $ 2,710   $ 2,314



  (a) The results of BellSouth Telecommunications have been adjusted for the effect of certain intercompany billings which are not considered for management purposes.


PRELIMINARY
January 25, 1999

           BELLSOUTH TELECOMMUNICATIONS FINANCIAL HIGHLIGHTS
                             SELECTED DATA
                              (Unaudited)

                                       Three Months   Three Months
                                           Ended          Ended
                                       December 31,   December 31,
                                            1998          1997

       Property additions (millions)       $  945         $  890

       Access minutes of use               26,613         24,921
        (millions)

       IntraLATA toll messages                183            208
        (millions)

                                              At December 31,
                                            1998           1997

       Debt ratio                          47.8%           48.3%

       Telephone employees                60,561          57,619

       Network access lines in
        service (thousands):
         Switched Access Lines            24,025          23,201
         Access Line Equivalents(a)
           Selected Digital Data
            Services:
             Basic Rate ISDN(b)              178             143
             Primary Rate ISDN               526             288
             DS0                             697             644
             DS1                           4,343           3,400
             DS3                           7,418           4,743
       Total Equivalent Access Lines      37,187          32,419



 (a) Access line equivalent conversion factors are based on the estimated capacity of one switched access line. The conversion factors used are as follows:

            Basic Rate ISDN (b)     2.5/1
            Primary Rate ISDN        24/1
            DS0                       1/1
            DS1                      24/1
            DS3                     672/1

 (b)  Basic Rate ISDN lines are included in BellSouth
    Telecommunications' switched access line count as equaling one line. The amounts shown are the estimated incremental equivalent access lines resulting from these lines.





PRELIMINARY
January 25, 1999

           BELLSOUTH TELECOMMUNICATIONS FINANCIAL HIGHLIGHTS
                             SELECTED DATA
                              (Unaudited)



                                       Twelve Months  Twelve Months
                                           Ended          Ended
                                       December 31,   December 31,
                                            1998          1997

       Property additions (millions)       $3,498         $3,429

       Access minutes of use              104,373         97,106
        (millions)

       IntraLATA toll messages                784            894
        (millions)



   PRELIMINARY
   January 25, 1999

   BELLSOUTH CORPORATION
   CELLULAR OPERATING INFORMATION (UNAUDITED) (7)


   ($ IN THOUSANDS, EXCEPT              Fourth       Fourth
         PER CUSTOMER                  Quarter       Quarter
         INFORMATION)      NOTES        1998         1997      % Change


       DOMESTIC OPERATIONS
       Cellular Revenues, (1),(4)       $685,441     $647,227      5.9%
         net

       Operating Expenses   (1)          394,926      342,507     15.3%
       Depreciation Expense (1)          120,297      106,772     12.7%
       Amortization of
        Intangibles         (1)           19,660       19,251      2.1%
        (including
        goodwill)
       Total Operating      (1)          534,883      468,530     14.2%
         Expenses

          Operating Income  (1)          150,558      178,697    -15.7%

       Other Expenses       (1)           74,129       76,429     -3.0%
        (includes
        interest
        and taxes)

          Net Income        (1)          $76,429     $102,268    -25.3%

       Operating Cash     (1),(6)       $290,515     $304,720     -4.7%
        Flow
       Cash Operating     (1),(6)         42.38%       47.08%    -10.0%
        Margin

       DOMESTIC CELLULAR DATA
       Population  Served: (11),(13)
          Control Basis     (2)       35,751,000   35,382,000      1.0%
          Equity Basis      (3)       38,383,000   37,957,000      1.1%

       Customers Served:
          Control Basis   (2),(8),     4,575,000    3,927,000     16.5%
                            (13)
          Equity Basis    (3),(8),     4,585,000    3,956,000     15.9%
                            (13)

       Average Monthly      (5)              $44          $50    -12.0%
        Service Revenue
        per Customer

       Penetration Rate     (3)            11.9%        10.4%     14.4%

       Property, Plant      (1)       $4,055,000   $3,615,000     12.2%
        and Equipment


PRELIMINARY
January 25, 1999

BELLSOUTH CORPORATION
CELLULAR OPERATING INFORMATION (UNAUDITED) (7)


   ($ IN THOUSANDS,                    Fourth       Fourth
   EXCEPT PER CUSTOMER                Quarter       Quarter
        INFORMATION)       NOTES        1998         1997      % Change

       DOMESTIC PCS DATA
       Population Served:   (11)
          Control Basis     (2)       25,096,000   25,096,000       N/A
          Equity Basis      (3)       20,432,000   20,432,000       N/A

       Customers Served:
          Control Basis     (2)          326,000      141,000    131.2%
          Equity Basis      (3)          211,000       88,000    139.8%


       SELECTED INTERNATIONAL OPERATING DATA (9),(10)
       Cellular Revenues    (1)         $661,195     $386,242     71.2%

       Population Served:
          Control Basis     (2)       84,400,000   65,300,000     29.2%
          Equity Basis    (3),(12)   108,313,000   86,538,000     25.2%

       Cellular Customers Served:
          Control Basis     (2)        2,666,000    1,669,000     59.7%
          Equity Basis    (3),(12)     3,439,000    1,824,000     88.5%

       Penetration Rate   (3),(10)         3.50%        2.68%     30.6%

       SELECTED LATIN AMERICA INFORMATION (10)
       Cellular Revenues    (1)        $ 488,264     $260,210     87.6%
       Net Earnings from    (1)         (28,478)      (3,059)       N/A
        Operations
       Operating Cash     (1),(6)        145,657       62,482    133.1%
        Flow
       Cash Operating     (1),(6)         29.83%       24.01%     24.2%
        Margin

       Population Served:
          Control Basis     (2)       84,400,000   65,300,000     29.2%
          Equity Basis    (3),(12)    83,870,000   62,386,000     34.4%

       Customers Served:
          Control Basis     (2)        2,666,000    1,669,000     59.7%
          Equity Basis    (3),(12)     2,334,000    1,074,000    117.3%

       Average Monthly      (5)              $69          $82    -15.9%
        Service Revenue
        per Customer
       Penetration Rate   (3),(10)         3.16%        2.45%     29.0%


PRELIMINARY
January 25, 1999

BELLSOUTH CORPORATION
CELLULAR OPERATING INFORMATION (UNAUDITED) (7)


   ($ IN THOUSANDS,
   EXCEPT PER CUSTOMER              Year-to-Date  Year-to-Date
        INFORMATION)       NOTES       1998          1997     % Change


       DOMESTIC OPERATIONS
       Cellular Revenues,  (1),(4)     $2,632,932   $2,520,101      4.5%
        net

       Operating Expenses   (1)         1,445,289    1,363,373      6.0%
       Depreciation Expense (1)           452,358      387,142     16.8%
       Amortization of      (1)            79,109       74,370      6.4%
        Intangibles
        (including
         goodwill)
       Total Operating      (1)         1,976,756    1,824,885      8.3%
        Expenses

          Operating         (1)           656,176      695,216     -5.6%
           Income

       Other Expenses       (1)           287,206      301,583     -4.8%
        (includes
        interest
        and taxes)

          Net Income        (1)          $368,970     $393,633     -6.3%

       Operating Cash     (1),(6)      $1,187,643   $1,156,728      2.7%
       Flow
       Cash Operating     (1),(6)          45.11%       45.90%     -1.7%
        Margin

       DOMESTIC CELLULAR DATA
       Average Monthly      (5)              $45          $51    -11.8%
        Service Revenue
         per Customer

       SELECTED INTERNATIONAL OPERATING DATA (9),(10)
       Cellular Revenues    (1)       $2,118,799   $1,268,242     67.1%

       SELECTED LATIN AMERICA INFORMATION  (10)
       Cellular Revenues    (1)       $1,515,445     $794,221     90.8%
       Net Earnings from    (1)         (10,112)       31,085       N/A
        Operations
       Operating Cash     (1),(6)        468,448      223,321    109.8%
        Flow
       Cash Operating     (1),(6)         30.91%       28.12%      9.9%
        Margin

       Average Monthly      (5)              $70          $82    -14.6%
        Service Revenue
         per Customer



PRELIMINARY
January 25, 1999

BellSouth Corporation
Schedule of International Customers and POPS by Country (000's)

                                         Fourth Quarter 1998
                             ------------------------------------------
                                   Customers               POPS
                             --------------------  --------------------

  Country        Company       Equity   Control    Equity     Control
 --------       ---------    --------- --------   --------    --------
Argentina    CRM                   575       884      8,515     13,100
Chile        BellSouth             192       192      7,400      7,400
             Chile
Ecuador      BellSouth             103       115     10,906     12,200
             Ecuador
Nicaragua    BellSouth              15        17      2,581      2,900
             Nicaragua
Panama       BSC Panama             22         -      1,135          -
Peru         Tele 2000             140       238      4,133      7,000
             Interior                -         -     10,037     17,000
Uruguay      Abiatar                24        52        966      2,100
Venezuela    Telcel                913     1,168     17,742     22,700
Brazil       Region 10-             58         -     12,451          -
              Northeast
             Region 1-             292         -      8,004          -
              Sao Paulo
                                ------    ------    -------     ------
Subtotal Latin America           2,334     2,666     83,870     84,400
                                ------    ------    -------     ------

Denmark      DMT                   333         -      2,465          -
Germany      E-Plus                404         -     18,545          -
Israel       Cellcom               364         -      2,085          -
India        SkyCell                 4         -      1,348          -
                                ------    ------    -------     ------
Subtotal other                   1,105         -     24,443          -
                                ------    ------    -------     ------
Total International              3,439     2,666    108,313     84,400
                                ======    ======    =======     ======





PRELIMINARY
January 25, 1999

BellSouth Corporation
Schedule of International Customers and POPS by Country (000's)

                                         Fourth Quarter 1997
                             ------------------------------------------
                                   Customers               POPS
                             --------------------  --------------------

  Country        Company       Equity   Control    Equity     Control
 --------       ---------     --------- --------   --------    --------
Argentina    CRM                  409        629      8,515     13,100
Chile        BellSouth            140        140      7,200      7,200
             Chile
Ecuador      BellSouth              34        55      7,157     11,700
             Ecuador
Nicaragua    BellSouth               6         7      2,401      2,700
             Nicaragua
Panama       BSC Panama              7         -      1,093          -
Peru         Tele 2000              60       102      4,133      7,000
             Interior                -         -          -          -
Uruguay      Abiatar                18        39        782      1,700
Venezuela    Telcel                400       697     12,552     21,900
Brazil       Region 10-              -         -     11,178          -
             Northeast
             Region 1-               -         -      7,375          -
             Sao Paulo
                                ------    ------     ------     ------
Subtotal Latin America           1,074     1,669     62,386     65,300
                                ------    ------     ------     ------

Denmark      DMT                   255         -      2,418          -
Germany      E-Plus                203         -     18,388          -
Israel       Cellcom               287         -      1,998          -
India        SkyCell                 5         -      1,348          -
                                ------    ------     ------     ------
Subtotal other                     750         -     24,152          -
                                ------    ------     ------     ------
Total International              1,824     1,669     86,538     65,300
                                ======    ======     ======     ======



PRELIMINARY
January 25, 1999

NOTES
 (1) The presentation of selected income statement and balance sheet information is based on BellSouth's ownership percentage for all domestic and international cellular subsidiaries and affiliates, whether or not consolidated for financial statement presentation purposes. Gains/losses from the sale of properties and other unusual items are not included in net income. Financial information for Domestic Operations does not include PCS. Finally, the results of Domestic Operations have been adjusted for the effect of certain intercompany billings which are not considered for management purposes.
 (2) Includes 100% of population/customers served in markets where BellSouth has operating control and/or BellSouth ownership exceeds 50%; excludes population/customers served for markets where BellSouth does not have operating control and ownership is less than 50%.
 (3) Includes population/customers served based on BellSouth's ownership percentage in all markets served.
 (4)  Included in revenues is equipment revenue net of cost.
 (5) Includes local service revenue, which consists of charges for cellular air-time service, long distance, and access billed by a carrier for services in its market. Excluded are roaming charges, toll charges, taxes on service revenues, equipment sales, installation and repair revenues.
 (6) Operating cash flow represents operating income before depreciation and amortization.
 (7) The income statement and balance sheet information are for the periods ended November 30, 1998 and 1997. The domestic customer numbers presented are as of December 31, 1998 and 1997 and international customer numbers are as of November 30, 1998 and 1997.
 (8) As information, domestic cellular customers served on a control basis for the periods ended November 30, 1998 and 1997 were 4,456,000 and 3,849,000, respectively. On an equity basis, domestic cellular customers served for the same periods were 4,480,000 and 3,868,000, respectively.
 (9)  BellSouth sold its investment in Optus during the third quarter
      1997 and its investment in New Zealand during the fourth quarter 1998. Previously reported data for 1997 and 1998 has been restated to exclude these investments.
 (10) For fourth quarter 1998, no financial or customer information related to the acquired license in Peru Interior is included as operations have not commenced, and the penetration rate calculation excludes this population amount. The fourth quarter 1997 penetration rate calculation excludes population served in Brazil, as operations had not yet commenced.
 (11) Coverage areas for certain BellSouth Domestic Cellular and PCS licenses overlap each other. If these categories were combined for reporting purposes, fourth quarter 1998 total population served would be reduced by 506,000 (control basis) and 693,000 (equity basis) for the overlap.
 (12) Includes 247,000 net customer additions resulting from increased ownership percentages in several existing Latin American markets. Excluding these customer additions, equity basis customers served for International and Latin America increased by 75% over fourth quarter 1997. Excluding these ownership changes, equity basis population served increased by 16% and 22% for International and Latin America, respectively, over fourth quarter 1997.
 (13) During fourth quarter 1998, BellSouth reorganized its Los Angeles and Houston Cellular investments. Previously reported subscriber and population data for 1997 has been restated to reflect the new ownership percentages.